Exhibit 99.1

POPULAR, INC.
AND
THE BANK OF NEW YORK MELLON
Trustee

SIXTH SUPPLEMENTAL INDENTURE
Dated as of March 15, 2010
To Indenture dated as of February 15, 1995,
as amended and supplemented to the date hereof
between
POPULAR, INC.
and
THE BANK OF NEW YORK MELLON,
Trustee

Amendment to 6.66% Notes due 2011

          SIXTH SUPPLEMENTAL INDENTURE, dated as of March 15, 2010 (the “Sixth Supplemental Indenture”), between POPULAR, INC., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (the “Company”), and The Bank of New York Mellon, a banking corporation duly organized and existing under the laws of the State of New York, as trustee (the “Trustee”) to the Indenture, dated as of February 15, 1995, between the Company and the Trustee (the “Senior Indenture”), as supplemented by the First Supplemental Indenture, dated as of May 8, 1997, the Second Supplemental Indenture, dated as of August 5, 1999, the Third Supplemental Indenture, dated as of September 10, 2008, the Fourth Supplemental Indenture, dated as of September 25, 2008 and the Fifth Supplemental Indenture, dated as of September 25, 2008 (collectively and together with the Senior Indenture, the “Indenture”).
RECITALS OF THE COMPANY
          WHEREAS, the Company has duly issued “6.66% Notes due 2011” in the aggregate principal amount of $25,000,000 (the “6.66% Notes”) pursuant to the Fourth Supplemental Indenture, dated September 25, 2008 (the “Fourth Supplemental Indenture”), and the 6.66% Notes are outstanding on the date hereof;
          WHEREAS, the Company has represented to the Trustee that it has received the written consent from Holders of each of the outstanding 6.66% Notes to certain amendments to the Indenture upon the terms and subject to the conditions set forth in the Company’s Consent Solicitation Statement dated March 2, 2010 and the accompanying Consent Form (together, the “Solicitation Documents”) and has delivered evidence thereof to the Trustee;
          WHEREAS, Section 902 of the Senior Indenture provides that, with the consent of the Holders of each of the outstanding 6.66% Notes obtained in accordance therewith, the Company and the Trustee may enter into an indenture supplemental to the Indenture to change the Stated Maturity of the principal of any Security;
          WHEREAS, the Board of Directors of the Company has by resolution dated February 18, 2010 authorized the execution and delivery of this sixth supplemental indenture dated as of March 15, 2010 (the “Sixth Supplemental Indenture”);
          WHEREAS, Section 904 of the Senior Indenture provides that a supplemental indenture shall bind, upon its execution, every Holder of Securities theretofore and thereafter authenticated and delivered under the Indenture;
          NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I
Definitions and Other Provisions of General Application
SECTION 1.01 Effective Time.
          This Supplemental Indenture with respect to the 6.66% Notes is effective as of the Trustee’s execution and delivery thereof.
SECTION 1.02 Definitions.
          Except as otherwise expressly provided or unless the subject matter or context otherwise requires:
          (1) each capitalized term that is used in this Sixth Supplemental Indenture but not defined herein shall have the meaning specified in the Indenture;
          (2) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of, any description preceding such term; and
          (3) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Indenture as a whole and not to any particular Article, Section or other subdivision.
SECTION 1.03 Effect of Headings.
          The Article and Section headings herein are for convenience only and shall not affect the construction hereof.
SECTION 1.04 Successors and Assigns.
          All covenants and agreements in this Sixth Supplemental Indenture by the parties hereto shall bind their respective successors and assigns, whether so expressed or not.
SECTION 1.05 Separability Clause.
          In case any provision in this Sixth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 1.06 Benefits of Instrument.
          Nothing in this Sixth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of the 6.66% Notes, any benefit or any legal or equitable right, remedy or claim under this Sixth Supplemental Indenture or the Indenture.

SECTION 1.07 Governing Law.
          This Sixth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
ARTICLE II
Amendment to Section 1.01 of the Fourth Supplemental Indenture
     Section 1.01 of the Fourth Supplemental Indenture is hereby amended by amending the defined term “Stated Maturity” to read as follows:
     “Stated Maturity” means March 26, 2012.”
ARTICLE III
Amendment to Section 2.01 of the Fourth Supplemental Indenture
     Subsections (a), (b) and (f) of Section 2.01 of the Fourth Supplemental Indenture are hereby amended in their entirety to read as follows:
     “(a) The series of Securities under the Indenture entitled “6.66% Notes due 2011” is hereby redesignated as “13.00% Notes due 2012, Series A.”
     (b) The original form of the Notes, including the certificate of authentication, has been amended by the Sixth Supplemental Indenture. The new form of the Notes is attached hereto as Exhibit A.
     . . .
     (f) The stated maturity of the principal of the Notes shall be March 26, 2012 (the “Stated Maturity”).”
ARTICLE IV
Amendment to Section 2.02 of the Fourth Supplemental Indenture
     Section 2.02 of the Fourth Supplemental Indenture is hereby amended in its entirety to read as follows:
     “SECTION 2.02: Interest.
          (a) From the Original Issue Date to and including March 14, 2010, the Notes shall bear interest at a rate equal to 6.66% per annum, subject to any adjustment pursuant to Section 2.04 of this Fourth Supplemental Indenture.
          (b) From March 15, 2010 through the date on which the Notes are paid in full, the Notes shall bear interest at a fixed rate equal to 13.00% per annum.

Notwithstanding the provisions of Section 2.04, from March 15, 2010, the interest rate shall not be subject to any further adjustment.
          (c) Interest shall be computed on the basis of a 360-day year consisting of twelve (12) 30-day months. Interest will accrue from September 25, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be. Interest is payable semi-annually on March 25 and September 25 of each year (each, an “Interest Payment Date”), commencing March 25, 2009, and until full repayment of the outstanding principal of the Notes, to the Person in whose name the Notes were registered at the close of business on the Regular Record Date until the principal thereof is paid or made available for payment, subject to Section 2.03(a) below (except that payment of interest due at the Stated Maturity will be made to the Person to whom payment of the principal of the Notes will be made).”
ARTICLE V
Amendment to Section 2.06 of the Fourth Supplemental Indenture
     Section 2.06 of the Fourth Supplemental Indenture is hereby deleted in its entirety.
ARTICLE VI
Miscellaneous Provisions
          SECTION 6.01 Amended Notes. Upon execution of this Sixth Supplemental Indenture, the Company may execute and deliver to the Trustee for authentication new Notes in the form attached hereto as Exhibit A in substitution of the original Notes, and the Trustee shall authenticate and deliver such Notes to the Holders and deliver the original Notes to the Company for cancellation.
          SECTION 6.02 Integral Part. This Sixth Supplemental Indenture constitutes an integral part of the Indenture with respect to the 6.66% Notes only and every Holder of 6.66% Notes authenticated and delivered under the Indenture shall be bound hereby.
          SECTION 6.03 Priority. The Indenture, as supplemented and amended by this Sixth Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed, and this Sixth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Sixth Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Indenture to the extent the Indenture is inconsistent herewith.
          SECTION 6.04 Counterparts. This Sixth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 6.05 Conflict with Trust Indenture Act. If and to the extent that any provision of the Indenture limits, qualifies or conflicts with a provision required under the terms of the Trust Indenture Act, the Trust Indenture Act provision shall control.
          SECTION 6.06 Acceptance by Trustee. The Trustee accepts the amendments to the Indenture effected by this Sixth Supplemental Indenture and agrees to execute the Notes upon the terms and conditions set forth in this Sixth Supplemental Indenture and the Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Company and, except as provided in the Indenture, the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Sixth Supplemental Indenture or the Solicitation Documents and the Trustee makes no representation with respect thereto. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Sixth Supplemental Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed, all as of the day and year first above written.

Popular, Inc. as Company
By:	/s/ Richard Barrios
	Name:	Richard Barrios
	Title:	Senior Vice President and Treasurer

The Bank of New York Mellon, as Trustee
By:	/s/ Joellen McNamara
	Name:	Joellen McNamara
	Title:	Senior Associate

EXHIBIT A
(Face of Security)
     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.
     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO POPULAR, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.
     THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER OR (3) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS, PURSUANT TO THE
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Exh. A-1

TERMS AND CONDITIONS OF REGULATION S UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.
     EACH PURCHASER AND TRANSFEREE OF THIS SECURITY BY ITS ACCEPTANCE HEREOF REPRESENTS THAT EITHER (1) IT IS NOT ACQUIRING THE SECURITIES ON BEHALF OF OR WITH THE ASSETS OF (A) ANY PENSION, PROFIT-SHARING OR OTHER EMPLOYEE BENEFIT PLAN SUBJECT TO THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) (EACH, A “PLAN”), (B) ANY INDIVIDUAL RETIREMENT ACCOUNTS, KEOGH PLANS OR ANY OTHER ARRANGEMENTS THAT ARE SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (ALSO “PLANS”), (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE “PLAN ASSETS” WITHIN THE MEANING OF ERISA BY REASON OF ANY PLAN’S INVESTMENT IN SUCH ENTITY OR (D) ANY GOVERNMENTAL PLAN (AS DEFINED IN SECTION 3(32) OF ERISA), CERTAIN CHURCH PLANS (AS DEFINED IN SECTION 3(33) OF ERISA) OR NON-U.S. PLANS (AS DESCRIBED IN SECTION 4(B)(4) OF ERISA) SUBJECT TO ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF THE CODE OR ERISA (COLLECTIVELY, “SIMILAR LAWS”) OR (2) THE ACQUISITION AND HOLDING OF THE SECURITIES DOES NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR SIMILAR VIOLATION UNDER ERISA, THE CODE OR ANY APPLICABLE SIMILAR LAWS. SUCH HOLDER FURTHER REPRESENTS AND COVENANTS THAT THROUGHOUT THE PERIOD IT HOLDS SECURITIES, THE FOREGOING REPRESENTATIONS SHALL BE TRUE.
     THIS SECURITY AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS SECURITY TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS SECURITY SHALL BE DEEMED BY THE ACCEPTANCE OF THIS SECURITY TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.
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Exh. A-2

CUSIP No. 733174AG1
ISIN No. US733174AG16
POPULAR, INC.
13.00% NOTE DUE 2012, SERIES A
     Popular, Inc., a corporation duly organized and existing under the laws of the Commonwealth of Puerto Rico (hereinafter called the “Company”, which term includes any successor Person under the Indenture), for value received, hereby promises to pay to Cede & Co, or registered assigns, the principal sum of Twenty-Five Million U.S. dollars ($25,000,000) on March 26, 2012 and to pay interest thereon, from September 25, 2008 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on March 25 and September 25 in each year, commencing March 25, 2009 (each, an “Interest Payment Date”), and at the Maturity of the principal hereof, until the principal hereof is paid or made available for payment.
     The interest rate will be (i) from the Original Issue Date to and including March 14, 2010, a rate equal to 6.66% per annum computed on the basis of a 360-day year consisting of twelve 30-day months, subject to adjustment in accordance with Section 2.04 of the Fourth Supplemental Indenture, and (ii) from March 15, 2010 through the date on which this Note is paid in full, a fixed rate equal to 13.00% per annum computed on the basis of a 360-day year consisting of twelve 30-day months, without any further adjustment. Notwithstanding Section 113 of the Indenture, if any Interest Payment Date (other than in the case of the Stated Maturity of the Securities) falls on a day that is not a Business Day, that Interest Payment Date will be postponed to the next succeeding Business Day unless that Business Day is in the next succeeding calendar month, in which case the Interest Payment Date will be the immediately preceding Business Day (the “Day Count Convention”). No interest will accrue on the amount so payable for the period from or after such Interest Payment Date, as the case may be, to the date of that payment on the next succeeding Business Day. Notwithstanding the foregoing, interest on any principal that is overdue shall be payable on demand.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the first calendar day of March and September, as applicable (whether or not a Business Day, as such term is defined in Section 3 on the reverse hereof), next preceding such Interest Payment Date (a “Regular Record Date”). Any interest so payable, but not punctually paid or duly provided for, on any Interest Payment Date will forthwith cease to be payable to the Holder on such Regular Record Date and such Defaulted Interest either may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Security not less than 10 days prior to such Special Record Date, or may be
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Exh. A-3

paid in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.
     Except as provided in the next paragraph, payment of any amount payable on this Security will be made in U.S. dollars at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (or at any other office or agency maintained by the Company for that purpose), against surrender of this Security in the case of any payment due at the Maturity of the principal hereof; provided, however, that, at the option of the Company and subject to the next paragraph, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
     Payment of any amount payable on this Security will be made in U.S. dollars by wire transfer of immediately available funds to an account maintained by the payee with a bank located in the Borough of Manhattan, The City of New York, if (i) the principal of this Security is at least $10,000,000 and (ii) the Holder entitled to receive such payment transmits a written request for such payment to be made in such manner to the Paying Agent at its Corporate Trust Office, Attention: Securities Processing Division, on or before the Regular Record Date preceding the day on which such payment is to be made; provided that, in the case of any such payment due at the Maturity of the principal hereof, this Security must be surrendered at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (or at any other office or agency maintained by the Company for that purpose) in time for the Paying Agent to make such payment in such funds in accordance with its normal procedures. Any such request made with respect to any payment on this Security payable to a particular Holder will remain in effect for all later payments on this Security payable to such Holder, unless such request is revoked on or before the Regular Record Date preceding the day on which such payment is to be made, in which case such revocation shall be effective for such payment and all later payments; provided that in the case of any payment due at Maturity of the principal of this Security to be effective any request for revocation must be made no later than the 15th day prior to the Maturity of the principal of this Security. In the case of any payment of interest payable on an Interest Payment Date, such written request must be made by the Person who is the registered Holder of this Security on the relevant Regular Record Date. The Company will pay any administrative costs imposed by banks in connection with making payments by wire transfer with respect to this Security, but any tax, assessment or other governmental charge imposed upon any payment will be borne by the Holder of this Security and may be deducted from the payment by the Company or the Paying Agent.
     Notwithstanding any provision of this Security or the Indenture, the Company may make any and all payments of principal, premium (if any) and interest on this Security pursuant to the applicable procedures of the Depositary for this Security as permitted in the Indenture.
     Notwithstanding any provision of this Security or the Indenture, if any amount of principal, premium (if any) or interest would otherwise be due on this Security on a day
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Exh. A-4

(the “Specified Day”) that is not a Business Day, such amount may be paid or made available for payment on the next succeeding Business Day with the same force and effect as if such amount were paid on the Specified Day. No interest shall accrue as a result of the delayed payment. The provisions of this paragraph shall apply to the Security in lieu of the provisions of Section 113 of the Indenture.
     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
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Exh. A-5

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.
Dated: March 15, 2010

POPULAR, INC.
By
Name:
Title:

[SEAL]

By
Name:
Title:

Attest:

     This Security is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee
By
Authorized Officer

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Exh. A-6

(Reverse of Security)
     1. Securities and Indenture
     This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), all issued and to be issued in one or more series under an Indenture, dated as of February 15, 1995, as supplemented by the First Supplemental Indenture, dated as of May 8, 1997, the Second Supplemental Indenture, dated as of August 5, 1999, the Third Supplemental Indenture, dated as of September 10, 2008, the Fourth Supplemental Indenture, dated as of September 25, 2008, Fifth Supplemental Indenture, dated as of September 25, 2008, and the Sixth Supplemental Indenture, dated as of March 15, 2010 (together herein called the “Indenture”, which term shall have the meaning assigned to it in such instrument), duly executed and delivered by the Company to The Bank of New York Mellon (successor in interest to JPMorgan Chase Bank, N.A.), as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) and as Successor Trustee to Citibank, N.A., and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.
     2. Series and Denominations
     This Security is one of the series designated on the face hereof, initially limited to an aggregate principal amount of Twenty Five Million U.S. dollars ($25,000,000) (or the equivalent thereof in any other currency or currencies or currency units), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities of this series. References herein to “this series” mean the series of securities designated on the face hereof. References herein to the “Securities” include (unless the context otherwise requires) any other securities issued as described in this paragraph and forming a single series with the Securities.
     The Securities are issuable only in registered form without coupons in “Authorized Denominations”, which term shall mean $100,000 and any integral multiples of $1,000 in excess thereof.
     3. Business Day and U.S. Dollars
     For all purposes of this Security, the term “Business Day” means each Monday, Tuesday, Wednesday, Thursday or Friday that is neither a legal holiday nor a day on which commercial banking institutions in New York City generally are authorized or required by law, regulation or executive order to close.
     References in this Security to “U.S. dollars” shall mean, as of any time, the coin or currency that is then legal tender for the payment of public and private debts in the United States of America.
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Exh. A-7

     4. Redemption at the Company’s Option
     Except as provided below, this Security shall not be redeemable at the option of the Company before the Stated Maturity Date.
     In the event that the Company shall be obligated to pay (i) any Additional Amounts due to a change in law, regulation or interpretation, or (ii) any additional interest or other amounts as a result of any payment of interest on the Notes being found not to constitute income from sources within the Commonwealth of Puerto Rico under the Code, the Company may, at its option, redeem this Security as a whole at a redemption price of 100% of the principal amount thereof together with accrued interest to the date fixed for redemption.
     5. Transfer and Exchange
     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of Authorized Denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
     As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different Authorized Denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company nor the Trustee nor any such agent shall be affected by notice to the contrary.
     If this Security is a Global Security, this Security shall be subject to the provisions of the Indenture relating to Global Securities, including the limitations in Section 305 thereof on transfers and exchanges of Global Securities.
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Exh. A-8

     6. Remedies.
     If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.
     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.
     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
     7. Modification and Waiver.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected (considered together as one class for this purpose). The Indenture also contains provisions (i) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of all series to be affected under the Indenture (considered together as one class for this purpose), on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and (ii) permitting the Holders of a majority in principal amount of the Securities at the time Outstanding of any series to be affected under the Indenture (with each such series considered separately for this purpose), on behalf of the Holders of all Securities of such series, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
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Exh. A-9

     8. Governing Law.
     This Security and the Indenture shall be governed by and construed in accordance with the laws of the State of New York.
     9. Defined Terms
     All terms used in this Security that are defined in the Indenture shall have the meaning assigned to them in the Indenture.
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Exh. A-10

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM —	As tenants in common

TEN ENT —	As tenants by the entireties

JT TEN —	as joint tenants with the right of survivorship and not as tenants in common

UNIF GIFT MIN ACT –		Custodian

	(Cust)		(Minor)
Under Uniform Gifts to Minors Act

(State)
Additional abbreviations may also be used
though not in the above list.

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Exh. A-11

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee)

the attached Security and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Security on the books of the Company, with full power of substitution in the premises.
Dated:

Signature Guaranteed
NOTICE: Signature must be guaranteed.	Notice: The signature to this assignment must correspond with the name of the Holder as written upon the face of the attached Security in every particular, without alteration or enlargement or any change whatsoever.
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Exh. A-12

SCHEDULE OF INCREASES OR DECREASES
The following increases or decreases in
this Global Security have been made:

Signature of
			Principal Amount of	authorized
	Amount of decrease	Amount of increase	this Global	signatory of
	in Principal Amount	in Principal Amount	Security following	Trustee or
	of this Global	of this Global	such decrease or	Securities
Date of Exchange	Security	Security	increase	Custodian

(Face of Security continued on next page)
Exh. A-13